Exhibit 32.1

CB PHARMA ACQUISITIONS CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CB Pharma Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

April 14, 2015

By:	/s/ Lindsay A. Rosenwald
Lindsay A. Rosenwald, M.D.
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ George C. Avgerinos
George C. Avgerinos
Chief Operating Officer
(Principal Financial and Accounting Officer)